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                                                   EXHIBIT 22.1

                                        COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                                   SUBSIDIARIES

Charter Reinsurance Corporation                                                    Vermont
Continental Mobile Home Brokerage Corporation                                      California
Countrywide Agency, Inc.                                                           New York
Countrywide Agency of New York, Inc.                                               New York
Countrywide Agency of Ohio, Inc.                                                   Ohio
Countrywide Aircraft Corporation                                                   Oregon
Countrywide Asset Management Corporation                                           Delaware
Countrywide Capital Markets, Inc.                                                  California
Countrywide Capital I                                                              Delaware
Countrywide Capital II                                                             Delaware
Countrywide Financial Services Corporation                                         California
Countrywide Financial Services, Inc.                                               California
Countrywide Fund Services, Inc.                                                    California
Countrywide General Agency of Texas, Inc.                                          Texas
Countrywide GP, Inc.                                                               Nevada
Countrywide Home Loans, Inc.                                                       New York
Countrywide Home Loans of New Mexico, Inc.                                         New Mexico
Countrywide Insurance Services of Texas, Inc.                                      Texas
Countrywide Investments, Inc.                                                      Delaware
Countrywide Lending Corporation                                                    California
Countrywide LP, Inc.                                                               Nevada
Countrywide Mortgage Pass-Through Corporation                                      Delaware
Countrywide Partnership Investments, Inc.                                          California
Countrywide Parks I, Inc. Pecan Plantation                                         California
Countrywide Parks V, Inc. Paradise Village                                         California
Countrywide Parks VI, Inc. Quail Run                                               California
Countrywide Parks VII, Inc. Allison Acres                                          California
Countrywide Parks VIII, Inc. Northwest Pines                                       California
Countrywide Realty Partners Incorporated                                           Delaware
Countrywide Securities Corporation                                                 California
Countrywide Servicing Exchange                                                     California
Countrywide Tax Services Corporation                                               California
CTC Foreclosure Services Corporation                                               California
CWABS, Inc.                                                                        Delaware
CWI, Inc.                                                                          Delaware
CWMBS, Inc.                                                                        Delaware
Full Spectrum Lending, Inc.                                                        California
HomeSafe, Inc.                                                                     California
LandSafe, Inc.                                                                     Delaware
LandSafe Appraisal Services, Inc.                                                  California
LandSafe Credit, Inc.                                                              California
LandSafe Finance, Inc.                                                             California
LandSafe of Pennsylvania, Inc.                                                     Pennsylvania
LandSafe Real Estate Partnership Services, Inc.                                    California
LandSafe Title Agency, Inc.                                                        California
LandSafe Title Agency of New York, Inc.                                            New York
LandSafe Title of California, Inc.                                                 Calfornia
LandSafe Title of Florida, Inc.                                                    Florida
LandSafe Title of Illinois, Inc.                                                   Illinois
LandSafe Title of Indiana, Inc.                                                    Indiana
LandSafe Title of Maryland, Inc.                                                   Maryland
LandSafe Title of Michigan, Inc.                                                   Michigan
LandSafe Title of Texas, Inc.                                                      Texas
LandSafe Title of Washington, Inc.                                                 Washington
Residential Mortgage Source of America, Inc.                                       California
Second Charter Reinsurance Corporation                                             Vermont
The Countrywide Foundation                                                         California


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